Listing Report:Supplement No. 59 dated Nov 08, 2011 to Prospectus dated Oct 07, 2011
File pursuant to Rule 424(b)(3)
Registration Statement No. 333-147019
Prosper Marketplace, Inc.
Borrower Payment Dependent Notes
This Listing Report supplements the prospectus dated Oct 07, 2011 and provides information about each loan request (referred to as a "listing") and series of Borrower Payment Dependent Notes (the "Notes") we are currently offering. Prospective investors should read this Listing Report supplement together with the prospectus dated Oct 07, 2011 to understand the terms and conditions of the Notes and how they are offered, as well as the risks of investing in Notes.
The following series of Notes are currently being offered:
Borrower Payment Dependent Notes Series 526258
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$25,000.00	Prosper Rating:	A	Listing Duration:	14 days
Minimum Amount to Fund:	$17,500	Estimated loss*:	3.80%
Term:	36 months

Lender yield:	12.90%	Borrower rate/APR:	13.90% / 16.06%	Monthly payment:	$853.23

Lender servicing fee:	1.00%	Effective Yield*:	12.85%
		Estimated return*:	9.05%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Jul-1992	Debt/Income ratio:	12%
Credit score:	820-839 (Nov-2011)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	11 / 11	Length of status:	2y 1m
Amount delinquent:	$0	Total credit lines:	39	Occupation:	Professional
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$11,317	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	44%
		Homeownership:	Yes
Screen name:	brightest-basis-escalator	Borrower's state:	Idaho	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Kilted Kod
The Kilted Kod Business Plan

Executive Summary

Company history

The Kilted Kod is a family owned and operated fast food concession business that really enjoys serving people and providing a value. While traveling to Scotland and eating traditional Fish and Chips on a daily basis they created a real taste for the traditional preparation of this meal. They could not find the same thing in the Treasure Valley so almost 4 years ago they started The Kilted Kod concession stand to offer the Treasure Valley patrons traditional Hand Battered, British style Fish and Chips.

I am projecting this business to generate $120,000.00 minimum annual gross income.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 528996
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$6,000.00	Prosper Rating:	C	Listing Duration:	14 days
Minimum Amount to Fund:	$4,200	Estimated loss*:	8.50%
Term:	36 months

Lender yield:	21.05%	Borrower rate/APR:	22.05% / 25.49%	Monthly payment:	$229.30

Lender servicing fee:	1.00%	Effective Yield*:	20.56%
		Estimated return*:	12.06%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Oct-1994	Debt/Income ratio:	33%
Credit score:	680-699 (Nov-2011)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	14 / 14	Length of status:	1y 2m
Amount delinquent:	$0	Total credit lines:	29	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$26,750	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	75%
		Homeownership:	Yes
Screen name:	unbeatable-silver4	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	1 ( 100% )	680-699 (Latest)
Principal borrowed:	$2,000.00	< 31 days late:	0 ( 0% )	660-679 (Jul-2011)
Principal balance:	$0.01	31+ days late:	0 ( 0% )
Total payments billed:	1
Description
Debt Consolidation
The purpose of this loan is to consolidate higher interest debt.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 531382
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$20,750.00	Prosper Rating:	A	Listing Duration:	14 days
Minimum Amount to Fund:	$14,525	Estimated loss*:	2.00%
Term:	36 months

Lender yield:	10.10%	Borrower rate/APR:	11.10% / 13.22%	Monthly payment:	$680.31

Lender servicing fee:	1.00%	Effective Yield*:	10.07%
		Estimated return*:	8.07%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	9	First credit line:	Sep-1996	Debt/Income ratio:	16%
Credit score:	720-739 (Nov-2011)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	9 / 9	Length of status:	4y 6m
Amount delinquent:	$0	Total credit lines:	34	Occupation:	Analyst
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$56,963	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	46%
		Homeownership:	No
Screen name:	money-watcher	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 2	On-time:	13 ( 100% )	720-739 (Latest)
Principal borrowed:	$3,700.00	< 31 days late:	0 ( 0% )	700-719 (Oct-2009) 720-739 (Jul-2009) 740-759 (Oct-2008)
Principal balance:	$0.00	31+ days late:	0 ( 0% )
Total payments billed:	13
Description
Pay off 401K Loan & Cards
Purpose of loan:
This loan will be used to pay off a 401K loan and consolidate a credit card.

About me:
I borrowed money from my 401K to purchase a rental property. Everything is good, except that I want to find a new job, and if I change jobs I'll have to pay the loan off in full in 30 days or the outstanding amount will be taxed.

I have had 2 additional loans before and always paid exactly as agreed! You can view that in my history. I also have a couple of small loans that I have funded as a Borrow here on Prosper as well.

I won't list all of my expenses here because I will link to this from my blog and would rather not disclose all of my expenses for the entire world to see (I get 25K viewers per month).

I already pay $500+ per month for the 401K loan and $400+ to credit cards. I would continue to pay at the same rate and toss in some extras, so this loan will NOT go out a full 3 years.

Thanks!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 534692
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$2,900.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$2,030	Estimated loss*:	10.50%
Term:	36 months

Lender yield:	24.74%	Borrower rate/APR:	25.74% / 29.25%	Monthly payment:	$116.44

Lender servicing fee:	1.00%	Effective Yield*:	24.13%
		Estimated return*:	13.63%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	Dec-1995	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	660-679 (Oct-2011)	Inquiries last 6m:	0	Employment status:	Self-employed
Now delinquent:	1	Current / open credit lines:	7 / 4	Length of status:	14y 4m
Amount delinquent:	$115	Total credit lines:	18	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$9,137	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	44%
		Homeownership:	No
Screen name:	dime-launcher	Borrower's state:	Oregon	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	13 ( 100% )	660-679 (Latest)
Principal borrowed:	$3,700.00	< 31 days late:	0 ( 0% )	700-719 (Aug-2010)
Principal balance:	$2,690.95	31+ days late:	0 ( 0% )
Total payments billed:	13
Description
Debt Consolidation & Mustang Money
Purpose of loan:

Greetings Prosper Club Lenders!

I wish to use this loan to pay off 1 CC and use the remainder to get some repair work done on a Mustang I own.

There is on 1 derrogatory account on my Credit Report!

I'm in the process of a dispute about this. This bill was an old cell phone account from Sprint/Nextel and was paid before I swtiched to Verizon. I had no knowledge about this being on my report until I applied for a loan here.

I think this is why my credit score dropped...:(

However, as you can see, I pay my obligations on time.

My financial situation:

Monthly net income: $2500

Monthly expenses:

Housing: $400
Insurance: $38
Car expenses: $80
Utilities: $ (included in rent)
Phone, cable, internet: $120
Food, entertainment: $200
Credit cards and other loans: $449
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 535512
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$3,000.00	Prosper Rating:	A	Listing Duration:	14 days
Minimum Amount to Fund:	$2,100	Estimated loss*:	2.00%
Term:	36 months

Lender yield:	10.10%	Borrower rate/APR:	11.10% / 13.22%	Monthly payment:	$98.36

Lender servicing fee:	1.00%	Effective Yield*:	10.07%
		Estimated return*:	8.07%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	9	First credit line:	Sep-1994	Debt/Income ratio:	21%
Credit score:	740-759 (Oct-2011)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	13 / 13	Length of status:	3y 3m
Amount delinquent:	$0	Total credit lines:	16	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$4,726	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	19%
		Homeownership:	No
Screen name:	freshmaker166	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	10 ( 100% )	740-759 (Latest)
Principal borrowed:	$5,000.00	< 31 days late:	0 ( 0% )	760-779 (Dec-2010)
Principal balance:	$3,728.59	31+ days late:	0 ( 0% )
Total payments billed:	10
Description
experienced candidate with Prosper
I borrowed last year and always pay on time with my payments. Looking for fixed payments that better my credit cards offerings. Also, I like the incentive to place this loan that was emailed to me.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 537628
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$11,500.00	Prosper Rating:	B	Listing Duration:	14 days
Minimum Amount to Fund:	$8,050	Estimated loss*:	5.95%
Term:	36 months

Lender yield:	16.99%	Borrower rate/APR:	17.99% / 20.20%	Monthly payment:	$415.69

Lender servicing fee:	1.00%	Effective Yield*:	16.69%
		Estimated return*:	10.74%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Dec-2006	Debt/Income ratio:	18%
Credit score:	680-699 (Nov-2011)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	7 / 7	Length of status:	3y 6m
Amount delinquent:	$0	Total credit lines:	18	Occupation:	Nurse's Aide
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$3,042	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	41%
		Homeownership:	No
Screen name:	tony10	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Ngongole
Purpose of loan:
This loan will be used to home improvement

My financial situation:
I am a good candidate for this loan because I am fiscaly disciplined and pay my debts

Monthly net income: $3120
Monthly expenses: $2400
Housing: $920
Insurance: $150
Car expenses: $150
Utilities: $170
Phone, cable, internet: $100
Food, entertainment: $300
Clothing, household expenses: $200
Credit cards and other loans: $140
Other expenses: $250
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 537714
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$14,000.00	Prosper Rating:	A	Listing Duration:	14 days
Minimum Amount to Fund:	$9,800	Estimated loss*:	3.80%
Term:	36 months

Lender yield:	12.90%	Borrower rate/APR:	13.90% / 16.06%	Monthly payment:	$477.81

Lender servicing fee:	1.00%	Effective Yield*:	12.85%
		Estimated return*:	9.05%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Dec-1989	Debt/Income ratio:	20%
Credit score:	840-859 (Nov-2011)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	9 / 9	Length of status:	9y 2m
Amount delinquent:	$0	Total credit lines:	21	Occupation:	Teacher
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$0	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	0%
		Homeownership:	Yes
Screen name:	fairness-scientist1	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Home improvement loan
Purpose of loan:
This loan will be used to...make significant improvements to our condo unit so that it can be easily rented. We need to rent our condo in order to move into a house with more room for our two growing children.

My financial situation:
I am a good candidate for this loan because...I have nver defaulted for a loan before, my credit is excellent and my employment status is stable.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 537876
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$10,000.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$7,000	Estimated loss*:	11.20%
Term:	36 months

Lender yield:	24.99%	Borrower rate/APR:	25.99% / 29.51%	Monthly payment:	$402.85

Lender servicing fee:	1.00%	Effective Yield*:	24.37%
		Estimated return*:	13.17%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Nov-2003	Debt/Income ratio:	19%
Credit score:	640-659 (Nov-2011)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	14 / 14	Length of status:	6y 4m
Amount delinquent:	$0	Total credit lines:	23	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$12,208	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	69%
		Homeownership:	No
Screen name:	aggresive-credit629	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Consolidation loan
No description is available.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 537896
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$6,843.00	Prosper Rating:	A	Listing Duration:	14 days
Minimum Amount to Fund:	$4,790.10	Estimated loss*:	2.00%
Term:	12 months

Lender yield:	8.29%	Borrower rate/APR:	9.29% / 15.08%	Monthly payment:	$599.35

Lender servicing fee:	1.00%	Effective Yield*:	8.27%
		Estimated return*:	6.27%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Mar-2000	Debt/Income ratio:	30%
Credit score:	760-779 (Nov-2011)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	8 / 7	Length of status:	2y 9m
Amount delinquent:	$0	Total credit lines:	18	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$9,607	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	36%
		Homeownership:	Yes
Screen name:	telecaster	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	48 ( 98% )	760-779 (Latest)
Principal borrowed:	$21,400.00	< 31 days late:	1 ( 2% )	720-739 (Aug-2010) 680-699 (Jul-2007)
Principal balance:	$6,838.41	31+ days late:	0 ( 0% )
Total payments billed:	49
Description
Refinancing Previous Prosper Loan
Purpose of loan:

I am refinancing a loan I got last year on Propser (https://www.prosper.com/invest/listing.aspx?listingID=472991)

I have around $6800 left on that at two years and the APR is terrible!

My credit is in great shape these days, and I'm looking to knock this loan down from 2 years to 1. I've had two loans on Prosper with no real negative issues. I did miss one payment by a couple days a few years ago when I switched banks and failed to update my account information on time for the auto withdrawal to go through.

I've debated just paying this debt off all at once but think I'd prefer just paying it off over 12 months if I can get the interest rate lower than it's current mid-20's.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 537900
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$25,000.00	Prosper Rating:	A	Listing Duration:	14 days
Minimum Amount to Fund:	$17,500	Estimated loss*:	3.80%
Term:	36 months

Lender yield:	12.90%	Borrower rate/APR:	13.90% / 16.06%	Monthly payment:	$853.23

Lender servicing fee:	1.00%	Effective Yield*:	12.85%
		Estimated return*:	9.05%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Aug-1994	Debt/Income ratio:	9%
Credit score:	840-859 (Nov-2011)	Inquiries last 6m:	6	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	18 / 17	Length of status:	6y 0m
Amount delinquent:	$0	Total credit lines:	76	Occupation:	Police Officer/Corr...
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$33,881	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	24%
		Homeownership:	Yes
Screen name:	peaceful-social8	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
debt consolidation
Purpose of loan:
This loan will be used to...debt consolidation

My financial situation:
I am a good candidate for this loan because...i earn $375,000 per year and have no negative credit , credit score 717
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 537902
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$10,000.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$7,000	Estimated loss*:	11.20%
Term:	36 months

Lender yield:	24.99%	Borrower rate/APR:	25.99% / 29.51%	Monthly payment:	$402.85

Lender servicing fee:	1.00%	Effective Yield*:	24.37%
		Estimated return*:	13.17%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Jan-1968	Debt/Income ratio:	12%
Credit score:	800-819 (Nov-2011)	Inquiries last 6m:	6	Employment status:	Employed
Now delinquent:	1	Current / open credit lines:	8 / 5	Length of status:	20y 10m
Amount delinquent:	$208	Total credit lines:	24	Occupation:	Teacher
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$1,217	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	2%
		Homeownership:	No
Screen name:	worlds-best-liberty2	Borrower's state:	Mississippi	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
home improvement
Purpose of loan: home improvement
This loan will be used to... buy new appliances and update kitchen

My financial situation: very good
I am a good candidate for this loan because... have a great job been employed for 25 years at this job make great money and overall good credit history

Monthly net income: $6,666
Monthly expenses: $ 500
Housing: $ 885
Insurance: $150
Car expenses: $250
Utilities: $150
Phone, cable, internet: $50
Food, entertainment: $300
Clothing, household expenses: $100
Credit cards and other loans: $0
Other expenses: $0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 537914
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$7,000.00	Prosper Rating:	E	Listing Duration:	14 days
Minimum Amount to Fund:	$7,000	Estimated loss*:	14.70%
Term:	36 months

Lender yield:	30.49%	Borrower rate/APR:	31.49% / 35.13%	Monthly payment:	$302.90

Lender servicing fee:	1.00%	Effective Yield*:	29.09%
		Estimated return*:	14.39%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	1	First credit line:	Mar-1992	Debt/Income ratio:	37%
Credit score:	800-819 (Nov-2011)	Inquiries last 6m:	3	Employment status:	Employed
Now delinquent:	1	Current / open credit lines:	12 / 12	Length of status:	2y 0m
Amount delinquent:	$476	Total credit lines:	27	Occupation:	Executive
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$4,605	Stated income:	$100,000+
Delinquencies in last 7y:	2	Bankcard utilization:	97%
		Homeownership:	Yes
Screen name:	five-star-duty7	Borrower's state:	Minnesota	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Plant Manager
No description is available.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 537930
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$12,000.00	Prosper Rating:	B	Listing Duration:	14 days
Minimum Amount to Fund:	$12,000	Estimated loss*:	5.20%
Term:	36 months

Lender yield:	15.56%	Borrower rate/APR:	16.56% / 18.75%	Monthly payment:	$425.21

Lender servicing fee:	1.00%	Effective Yield*:	15.29%
		Estimated return*:	10.09%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Aug-2001	Debt/Income ratio:	28%
Credit score:	720-739 (Nov-2011)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	8 / 8	Length of status:	5y 0m
Amount delinquent:	$0	Total credit lines:	11	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$8,376	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	41%
		Homeownership:	No
Screen name:	orange-competent-treasure	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	6 ( 100% )	720-739 (Latest)
Principal borrowed:	$3,500.00	< 31 days late:	0 ( 0% )	740-759 (Apr-2011)
Principal balance:	$1,812.45	31+ days late:	0 ( 0% )
Total payments billed:	6
Description
Debt Consolidation Loan
No description is available.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 537932
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$2,000.00	Prosper Rating:	A	Listing Duration:	14 days
Minimum Amount to Fund:	$2,000	Estimated loss*:	2.00%
Term:	36 months

Lender yield:	10.10%	Borrower rate/APR:	11.10% / 13.22%	Monthly payment:	$65.57

Lender servicing fee:	1.00%	Effective Yield*:	10.07%
		Estimated return*:	8.07%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	9	First credit line:	Jan-1993	Debt/Income ratio:	21%
Credit score:	700-719 (Nov-2011)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	13 / 13	Length of status:	3y 3m
Amount delinquent:	$0	Total credit lines:	36	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$45,650	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	64%
		Homeownership:	Yes
Screen name:	bnhynum	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	52 ( 100% )	700-719 (Latest)
Principal borrowed:	$4,500.00	< 31 days late:	0 ( 0% )	740-759 (May-2010) 760-779 (Aug-2006)
Principal balance:	$1,108.64	31+ days late:	0 ( 0% )
Total payments billed:	52
Description
Rain Water Irrigation System
Purpose of loan:
I plan on installing a rain water irrigation system to combat the trending drought situation here in Texas.

My financial situation:
Good credit since I never miss payments.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 537944
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$7,000.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$4,900	Estimated loss*:	11.20%
Term:	36 months

Lender yield:	24.99%	Borrower rate/APR:	25.99% / 29.51%	Monthly payment:	$282.00

Lender servicing fee:	1.00%	Effective Yield*:	24.37%
		Estimated return*:	13.17%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Jul-1999	Debt/Income ratio:	5%
Credit score:	640-659 (Nov-2011)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	4 / 4	Length of status:	1y 0m
Amount delinquent:	$0	Total credit lines:	23	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$2,651	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	94%
		Homeownership:	No
Screen name:	ultimate-leverage1	Borrower's state:	Hawaii	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
dlsim151
Purpose of loan: Short Term Personal
This loan will be used to...payoff old relocation expenses prior to bonus disbursement.

My financial situation: Excellent
I am a good candidate for this loan because...I have exceptional employment history regarding stability, high income and have a good history of repaying my debts in a timely and complete manner.

Monthly net income: $11,250
Monthly expenses: $6,500
Housing: $2,100
Insurance: $200
Car expenses: $300
Utilities: $200
Phone, cable, internet: $200
Food, entertainment: $400
Clothing, household expenses: $200
Credit cards and other loans: $500
Other expenses: $2000
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 537954
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$7,500.00	Prosper Rating:	E	Listing Duration:	14 days
Minimum Amount to Fund:	$5,250	Estimated loss*:	14.90%
Term:	36 months

Lender yield:	30.60%	Borrower rate/APR:	31.60% / 35.24%	Monthly payment:	$324.99

Lender servicing fee:	1.00%	Effective Yield*:	29.20%
		Estimated return*:	14.30%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	1	First credit line:	Sep-2001	Debt/Income ratio:	65%
Credit score:	620-639 (Nov-2011)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	2	Current / open credit lines:	8 / 9	Length of status:	3y 10m
Amount delinquent:	$875	Total credit lines:	53	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$1,219	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	2	Bankcard utilization:	0%
		Homeownership:	No
Screen name:	bold-spiritual-marketplace	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	9 ( 100% )	620-639 (Latest)
Principal borrowed:	$4,000.00	< 31 days late:	0 ( 0% )	700-719 (Jan-2011)
Principal balance:	$3,250.35	31+ days late:	0 ( 0% )
Total payments billed:	9
Description
Quantum fund II
Purpose of loan:
This loan will be used to...
To purchase more silver and natural gas and capitalize on the recent pull back in prices I expect a return of 420%.
My financial situation:
I am a good candidate for this loan because...
I am a repeat prosper borrower and have made my payments on time and even paid more than what's required. My last loan went well made over 200% so far.

Monthly net income: $2580
Monthly expenses: $1300
Housing: $
Insurance: $
Car expenses: $
Utilities: $
Phone, cable, internet: $
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 537966
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$2,000.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$2,000	Estimated loss*:	10.70%
Term:	12 months

Lender yield:	23.99%	Borrower rate/APR:	24.99% / 34.11%	Monthly payment:	$190.08

Lender servicing fee:	1.00%	Effective Yield*:	23.40%
		Estimated return*:	12.70%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Sep-1988	Debt/Income ratio:	30%
Credit score:	740-759 (Nov-2011)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	1	Current / open credit lines:	7 / 7	Length of status:	6y 2m
Amount delinquent:	$0	Total credit lines:	39	Occupation:	Food Service
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$2,382	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	21	Bankcard utilization:	42%
		Homeownership:	No
Screen name:	newest-commitment-birch	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
bubba
Purpose of loan:
This loan will be used to..repairs on home.

My financial situation: united community bank
I am a good candidate for this loan because..iwork full time and pay my bills on time with automatic redrawal.

Monthly net income: $1934.79
Monthly expenses: $1219.03
Housing: $200.00
Insurance: $230.88
Car expenses: $439.52
Utilities: $150.
Phone, cable, internet: $42.95
Food, entertainment: $0
Clothing, household expenses: $0
Credit cards and other loans: $197.84
Other expenses: $40.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 537968
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$10,000.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$7,000	Estimated loss*:	11.20%
Term:	36 months

Lender yield:	24.99%	Borrower rate/APR:	25.99% / 29.51%	Monthly payment:	$402.85

Lender servicing fee:	1.00%	Effective Yield*:	24.37%
		Estimated return*:	13.17%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	May-1979	Debt/Income ratio:	24%
Credit score:	740-759 (Nov-2011)	Inquiries last 6m:	1	Employment status:	Other
Now delinquent:	0	Current / open credit lines:	11 / 11	Length of status:	20y 10m
Amount delinquent:	$0	Total credit lines:	16	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$2,818	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	14%
		Homeownership:	No
Screen name:	ingenious-durability5	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
ingenious-durability5
Purpose of loan:
This loan will be used to...

My financial situation:
I am a good candidate for this loan because...

Monthly net income: $2400-3000
Monthly expenses: $
Housing: $800
Insurance: $
Car expenses: $
Utilities: $150
Phone, cable, internet: $
Food, entertainment: $150
Clothing, household expenses: $
Credit cards and other loans: $100
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 537986
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$8,000.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$8,000	Estimated loss*:	11.20%
Term:	36 months

Lender yield:	24.99%	Borrower rate/APR:	25.99% / 29.51%	Monthly payment:	$322.28

Lender servicing fee:	1.00%	Effective Yield*:	24.37%
		Estimated return*:	13.17%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Nov-1992	Debt/Income ratio:	34%
Credit score:	780-799 (Oct-2011)	Inquiries last 6m:	3	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	6 / 6	Length of status:	14y 10m
Amount delinquent:	$0	Total credit lines:	14	Occupation:	Laborer
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$11,334	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	38%
		Homeownership:	Yes
Screen name:	adorable-investment080	Borrower's state:	Tennessee	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt payoff and bills
Purpose of loan:
This loan will be used to...payoff debt and bills

My financial situation:
I am a good candidate for this loan because...my credit is excellent

Monthly net income: $2415
Monthly expenses: $
Housing: $487
Insurance: $included in house payment
Car expenses: $217 paid by daughter
Utilities: $200
Phone, cable, internet: $100
Food, entertainment: $50
Clothing, household expenses: $250
Credit cards and other loans: $3581
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 537990
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$6,500.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$4,550	Estimated loss*:	11.20%
Term:	36 months

Lender yield:	24.99%	Borrower rate/APR:	25.99% / 29.51%	Monthly payment:	$261.85

Lender servicing fee:	1.00%	Effective Yield*:	24.37%
		Estimated return*:	13.17%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Apr-2007	Debt/Income ratio:	17%
Credit score:	680-699 (Oct-2011)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	9 / 9	Length of status:	4y 9m
Amount delinquent:	$0	Total credit lines:	16	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$4,003	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	21%
		Homeownership:	Yes
Screen name:	balanced-loan2	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
miscellaneous
Purpose of loan: MISCELLANEOUS PURPOSES
This loan will be used to...

My financial situation:
I have credit score over 700 points. I do not have ANY late payments whatsoever on my report . I am a very responsible individual with healthy and stable credit, never been late in any payments. i have mortgages, credit cards, lines of credit, and credit card. No problem in any of them. Look at my credit.

Monthly net income: $4300
Monthly expenses: $85
Housing: $450
Insurance: $35
Car expenses: $250
Utilities: $35
Phone, cable, internet: $25
Food, entertainment: $15
Clothing, household expenses: $
Credit cards and other loans: $50
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 537996
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$25,000.00	Prosper Rating:	A	Listing Duration:	14 days
Minimum Amount to Fund:	$25,000	Estimated loss*:	3.80%
Term:	36 months

Lender yield:	12.90%	Borrower rate/APR:	13.90% / 16.06%	Monthly payment:	$853.23

Lender servicing fee:	1.00%	Effective Yield*:	12.85%
		Estimated return*:	9.05%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	9	First credit line:	Mar-1988	Debt/Income ratio:	17%
Credit score:	780-799 (Nov-2011)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	9 / 8	Length of status:	3y 0m
Amount delinquent:	$0	Total credit lines:	40	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$17,313	Stated income:	$100,000+
Delinquencies in last 7y:	3	Bankcard utilization:	29%
		Homeownership:	Yes
Screen name:	terrific-credit3	Borrower's state:	Tennessee	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Booker
Purpose of loan:
This loan will be used to...I want to put 20% down payment on a home and need 25 K more to accomplish this.

My financial situation:
I am a good candidate for this loan because...I iwll receive a bonus in 2012 to pay this loan amount.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 538004
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$9,500.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$6,650	Estimated loss*:	10.50%
Term:	36 months

Lender yield:	24.74%	Borrower rate/APR:	25.74% / 29.25%	Monthly payment:	$381.45

Lender servicing fee:	1.00%	Effective Yield*:	24.13%
		Estimated return*:	13.63%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	Apr-1997	Debt/Income ratio:	14%
Credit score:	620-639 (Nov-2011)	Inquiries last 6m:	8	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	12 / 8	Length of status:	2y 7m
Amount delinquent:	$0	Total credit lines:	26	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$7,796	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	72%
		Homeownership:	No
Screen name:	exuberant-bill6	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	9 ( 100% )	620-639 (Latest)
Principal borrowed:	$3,500.00	< 31 days late:	0 ( 0% )	700-719 (Jan-2011)
Principal balance:	$2,760.01	31+ days late:	0 ( 0% )
Total payments billed:	9
Description
Getting Ahead
Purpose of loan: Debt Consolidation
This loan will be used to...
Pay off a credit card and a high interest internet installment loan
My financial situation: Needed emergency cash and wasn't yet eligible for a new Prosper loan.
I am a good candidate for this loan because...
I pay all my bills on time as agreed.

Monthly net income: $ 4,500
Monthly expenses: $3400
Housing: $ 600.00
Insurance: $ 300.00
Car expenses: $ 400
Utilities: $ 180
Phone, cable, internet: $385 (includes family cell phone cost)
Food, entertainment: $ 600
Clothing, household expenses: $ 200
Credit cards and other loans: $ 600
Other expenses: $135
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 538008
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$2,000.00	Prosper Rating:	E	Listing Duration:	14 days
Minimum Amount to Fund:	$2,000	Estimated loss*:	14.70%
Term:	36 months

Lender yield:	30.49%	Borrower rate/APR:	31.49% / 35.13%	Monthly payment:	$86.54

Lender servicing fee:	1.00%	Effective Yield*:	29.09%
		Estimated return*:	14.39%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Apr-1979	Debt/Income ratio:	38%
Credit score:	680-699 (Nov-2011)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	8 / 5	Length of status:	3y 4m
Amount delinquent:	$0	Total credit lines:	16	Occupation:	Truck Driver
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$19,159	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	82%
		Homeownership:	No
Screen name:	magnificent-penny1	Borrower's state:	Oregon	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Reliable
Purpose of loan: consolidate debt
This loan will be used to...

My financial situation: ok
I am a good candidate for this loan because...
I've always paid back my debt

Monthly net income: $ 2800
Monthly expenses: $ 805.00
Housing: $ 350.00
Insurance: $ 65.00
Car expenses: $
Utilities: $
Phone, cable, internet: $ 90.00
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $ 200.00
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 538012
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$10,000.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$7,000	Estimated loss*:	11.20%
Term:	36 months

Lender yield:	24.99%	Borrower rate/APR:	25.99% / 29.51%	Monthly payment:	$402.85

Lender servicing fee:	1.00%	Effective Yield*:	24.37%
		Estimated return*:	13.17%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Sep-1995	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	680-699 (Nov-2011)	Inquiries last 6m:	0	Employment status:	Self-employed
Now delinquent:	0	Current / open credit lines:	5 / 5	Length of status:	5y 10m
Amount delinquent:	$0	Total credit lines:	10	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$50,235	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	87%
		Homeownership:	No
Screen name:	innocent-camaraderi2	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Getting by until commissions come
Purpose of loan: Keep current on bills/consolidate debt until recruiting commissions come - net 60 days
This loan will be used to... pay bills and credit cards

My financial situation: Good chunks of change every few months
I am a good candidate for this loan because... I am expecting approximately $20,000.00 in commissions within the next 2 months, possibly more if I can close more deals. Also work periodic odd jobs from time to time for additional cashflow

Monthly net income: $ 3,500.00
Monthly expenses: $3,000.00 (combined below)
Housing: $1,500.00
Insurance: $
Car expenses: $
Utilities: $150.00
Phone, cable, internet: $50.00
Food, entertainment: $
Clothing, household expenses: $30/na
Credit cards and other loans: $1500.00
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 538084
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$3,000.00	Prosper Rating:	E	Listing Duration:	14 days
Minimum Amount to Fund:	$2,100	Estimated loss*:	14.70%
Term:	36 months

Lender yield:	30.49%	Borrower rate/APR:	31.49% / 35.13%	Monthly payment:	$129.82

Lender servicing fee:	1.00%	Effective Yield*:	29.09%
		Estimated return*:	14.39%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	May-1984	Debt/Income ratio:	18%
Credit score:	680-699 (Nov-2011)	Inquiries last 6m:	3	Employment status:	Employed
Now delinquent:	1	Current / open credit lines:	20 / 15	Length of status:	14y 4m
Amount delinquent:	$25	Total credit lines:	41	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$23,153	Stated income:	$100,000+
Delinquencies in last 7y:	2	Bankcard utilization:	96%
		Homeownership:	Yes
Screen name:	newest-magical-deal	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
guidance123
Purpose of loan: pay off a couple charge cards
This loan will be used to...

My financial situation: good
I am a good candidate for this loan because...I always pay my bills on time and work to jobs

Monthly net income: $4000
Monthly expenses: $
Housing: $800
Insurance: $
Car expenses: $300
Utilities: $75.00
Phone, cable, internet: $85.00
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 538090
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$10,000.00	Prosper Rating:	A	Listing Duration:	14 days
Minimum Amount to Fund:	$7,000	Estimated loss*:	3.80%
Term:	60 months

Lender yield:	16.90%	Borrower rate/APR:	17.90% / 19.33%	Monthly payment:	$253.39

Lender servicing fee:	1.00%	Effective Yield*:	16.83%
		Estimated return*:	13.03%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	9	First credit line:	Jan-1964	Debt/Income ratio:	14%
Credit score:	800-819 (Nov-2011)	Inquiries last 6m:	0	Employment status:	Other
Now delinquent:	0	Current / open credit lines:	3 / 3	Length of status:	17y 10m
Amount delinquent:	$0	Total credit lines:	7	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$3,461	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	16%
		Homeownership:	No
Screen name:	priceless-hope3	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
My grandchildren's future
Purpose of loan:
This loan will be used to make improvements on my house in order for me to live with my son and his family.

My financial situation:
I am a good candidate for this loan because I have a steady income and excellent payment record. I follow through on my debts.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 538108
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$7,500.00	Prosper Rating:	E	Listing Duration:	14 days
Minimum Amount to Fund:	$5,250	Estimated loss*:	14.70%
Term:	36 months

Lender yield:	30.49%	Borrower rate/APR:	31.49% / 35.13%	Monthly payment:	$324.54

Lender servicing fee:	1.00%	Effective Yield*:	29.09%
		Estimated return*:	14.39%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Sep-2005	Debt/Income ratio:	21%
Credit score:	700-719 (Nov-2011)	Inquiries last 6m:	4	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	6 / 5	Length of status:	3y 3m
Amount delinquent:	$0	Total credit lines:	8	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$876	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	3%
		Homeownership:	No
Screen name:	point-maracas1	Borrower's state:	Massachusetts	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
personal loan
No description is available.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 538114
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$5,000.00	Prosper Rating:	A	Listing Duration:	14 days
Minimum Amount to Fund:	$3,500	Estimated loss*:	2.00%
Term:	36 months

Lender yield:	10.10%	Borrower rate/APR:	11.10% / 13.22%	Monthly payment:	$163.93

Lender servicing fee:	1.00%	Effective Yield*:	10.07%
		Estimated return*:	8.07%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	9	First credit line:	Jul-2003	Debt/Income ratio:	4%
Credit score:	720-739 (Nov-2011)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	3 / 2	Length of status:	0y 11m
Amount delinquent:	$0	Total credit lines:	30	Occupation:	Nurse (RN)
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$1,411	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	31%
		Homeownership:	No
Screen name:	ajst1	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	8 ( 100% )	720-739 (Latest)
Principal borrowed:	$1,000.00	< 31 days late:	0 ( 0% )	680-699 (Dec-2010) 740-759 (Feb-2010)
Principal balance:	$0.00	31+ days late:	0 ( 0% )
Total payments billed:	8
Description
My loan for debt consolidation
Purpose of loan:
This loan will be used to...pay off my credit card.

My financial situation:
I am a good candidate for this loan because...I always pay my bills, work full time, and want to be done with credit cards.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 530755
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$15,000.00	Prosper Rating:	C	Listing Duration:	14 days
Minimum Amount to Fund:	$10,500	Estimated loss*:	8.50%
Term:	36 months

Lender yield:	21.05%	Borrower rate/APR:	22.05% / 25.49%	Monthly payment:	$573.24

Lender servicing fee:	1.00%	Effective Yield*:	20.56%
		Estimated return*:	12.06%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	Sep-1993	Debt/Income ratio:	30%
Credit score:	700-719 (Nov-2011)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	13 / 12	Length of status:	7y 9m
Amount delinquent:	$0	Total credit lines:	20	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$27,123	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	73%
		Homeownership:	No
Screen name:	Mryellow	Borrower's state:	Florida	Borrower's group:	Avatar Economic Solutions
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	19 ( 95% )	700-719 (Latest)
Principal borrowed:	$5,000.00	< 31 days late:	1 ( 5% )	640-659 (Jan-2010) 540-559 (Apr-2007)
Principal balance:	$0.01	31+ days late:	0 ( 0% )
Total payments billed:	20
Description
My personal loan
No description is available.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 533479
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$10,000.00	Prosper Rating:	A	Listing Duration:	14 days
Minimum Amount to Fund:	$7,000	Estimated loss*:	2.00%
Term:	36 months

Lender yield:	10.10%	Borrower rate/APR:	11.10% / 13.22%	Monthly payment:	$327.86

Lender servicing fee:	1.00%	Effective Yield*:	10.07%
		Estimated return*:	8.07%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Oct-1998	Debt/Income ratio:	24%
Credit score:	760-779 (Oct-2011)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	15 / 14	Length of status:	11y 3m
Amount delinquent:	$0	Total credit lines:	35	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$58,042	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	39%
		Homeownership:	Yes
Screen name:	bmw2	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 4	On-time:	34 ( 100% )	760-779 (Latest)
Principal borrowed:	$21,000.00	< 31 days late:	0 ( 0% )	800-819 (Jan-2011) 760-779 (Nov-2010) 800-819 (Mar-2010) 800-819 (Oct-2009)
Principal balance:	$4,731.06	31+ days late:	0 ( 0% )
Total payments billed:	34
Description
Consolidate small loans
Purpose of loan:
This loan will be used to merge together a number of small loans taken over the summer for various expenses.

My financial situation:
I am a good candidate for this loan because I have had a number of prosper loans and have made every payment on time.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 534473
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$5,200.00	Prosper Rating:	C	Listing Duration:	14 days
Minimum Amount to Fund:	$3,640	Estimated loss*:	8.50%
Term:	36 months

Lender yield:	21.05%	Borrower rate/APR:	22.05% / 25.49%	Monthly payment:	$198.72

Lender servicing fee:	1.00%	Effective Yield*:	20.56%
		Estimated return*:	12.06%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Dec-1999	Debt/Income ratio:	9%
Credit score:	700-719 (Oct-2011)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	7 / 6	Length of status:	12y 2m
Amount delinquent:	$0	Total credit lines:	18	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$851	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	8	Bankcard utilization:	72%
		Homeownership:	No
Screen name:	duckmom	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	34 ( 97% )	700-719 (Latest)
Principal borrowed:	$2,551.00	< 31 days late:	1 ( 3% )	600-619 (Apr-2010) 540-559 (Apr-2008) 560-579 (Feb-2008) 560-579 (Jan-2008)
Principal balance:	$0.00	31+ days late:	0 ( 0% )
Total payments billed:	35
Description
My Personal Loan For Taxes
Purpose of loan: Pay Unexpected Tax Bill

My financial situation:
I am a good candidate for this loan because I have steadily improved my financial position and am reliable

Monthly net income: $4576
Monthly expenses: Housing: $1356
Insurance: $18
Car expenses: $160
Utilities: $190
Phone, cable, internet: $70
Food, entertainment: $240
Clothing, household expenses: $95
Credit cards and other loans: $100
Other expenses: $75
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 534823
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$10,000.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$7,000	Estimated loss*:	11.20%
Term:	36 months

Lender yield:	24.99%	Borrower rate/APR:	25.99% / 29.51%	Monthly payment:	$402.85

Lender servicing fee:	1.00%	Effective Yield*:	24.37%
		Estimated return*:	13.17%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Feb-1998	Debt/Income ratio:	26%
Credit score:	760-779 (Oct-2011)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	1	Current / open credit lines:	3 / 3	Length of status:	5y 3m
Amount delinquent:	$47	Total credit lines:	25	Occupation:	Nurse (LPN)
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$3,268	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	50%
		Homeownership:	Yes
Screen name:	the-fearless-compassion	Borrower's state:	Arizona	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Maintain Cash Equity, expansion
Purpose of loan:
This loan will be used to maintain cash equity and expand my business

My financial situation:
I am a good candidate for this loan because I am employed and have a stable job as a Nurse. I have a nearly flawless credit record making me a very low risk, high return value proposition for investors

Monthly net income: $4,100
Monthly expenses: $2400
Housing: $1200
Insurance: $120
Car expenses: $0
Utilities: $250
Phone, cable, internet: $50
Food, entertainment: $150
Clothing, household expenses: $100
Credit cards and other loans: $0
Other expenses: $50
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 536543
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$21,500.00	Prosper Rating:	AA	Listing Duration:	14 days
Minimum Amount to Fund:	$15,050	Estimated loss*:	1.50%
Term:	36 months

Lender yield:	7.54%	Borrower rate/APR:	8.54% / 8.88%	Monthly payment:	$679.10

Lender servicing fee:	1.00%	Effective Yield*:	7.54%
		Estimated return*:	6.04%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	10	First credit line:	Jul-2001	Debt/Income ratio:	18%
Credit score:	820-839 (Oct-2011)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	9 / 9	Length of status:	3y 2m
Amount delinquent:	$0	Total credit lines:	14	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$8,521	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	13%
		Homeownership:	Yes
Screen name:	revenue-wonder7	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Excellent Credit
Purpose of loan:
This loan will be used to invest in a land development.

My financial situation:
I am a good candidate for this loan because I have an excellent credit. I have a high paying job. I have never defaulted on any loans.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 537885
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$10,000.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$7,000	Estimated loss*:	10.50%
Term:	36 months

Lender yield:	24.74%	Borrower rate/APR:	25.74% / 29.25%	Monthly payment:	$401.52

Lender servicing fee:	1.00%	Effective Yield*:	24.13%
		Estimated return*:	13.63%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	Dec-1997	Debt/Income ratio:	46%
Credit score:	600-619 (Nov-2011)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	9 / 7	Length of status:	6y 8m
Amount delinquent:	$0	Total credit lines:	12	Occupation:	Retail Management
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$5,928	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	90%
		Homeownership:	No
Screen name:	ANGEL00	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 3	On-time:	55 ( 100% )	600-619 (Latest)
Principal borrowed:	$4,000.00	< 31 days late:	0 ( 0% )	620-639 (Jun-2010) 660-679 (Jul-2009) 640-659 (Aug-2008)
Principal balance:	$1,357.35	31+ days late:	0 ( 0% )
Total payments billed:	55
Description
4th Prosper Loan,Never Late
Purpose of loan:
This loan will be used to...Consolidate Debt

My financial situation:
I am a good candidate for this loan because...I have never been late on any prosper loan I've had.

Monthly net income: $2120.00
Monthly expenses: $
Housing: $husband pays
Insurance: $75.00
Car expenses: $598.00
Utilities: $120.00
Phone, cable, internet: $75.00
Food, entertainment: $200.00
Clothing, household expenses: $150.00
Credit cards and other loans: $400.00(this is what I want to consolidate)
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 537899
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$10,000.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$7,000	Estimated loss*:	11.20%
Term:	36 months

Lender yield:	24.99%	Borrower rate/APR:	25.99% / 29.51%	Monthly payment:	$402.85

Lender servicing fee:	1.00%	Effective Yield*:	24.37%
		Estimated return*:	13.17%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Sep-1978	Debt/Income ratio:	14%
Credit score:	660-679 (Nov-2011)	Inquiries last 6m:	3	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	21 / 14	Length of status:	7y 6m
Amount delinquent:	$0	Total credit lines:	63	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$83,517	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	89%
		Homeownership:	Yes
Screen name:	leverage-delight9	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt Consolidation
Purpose of loan: Debt consolidation
This loan will be used to...

My financial situation:
I am a good candidate for this loan because...I have paid my accounts as agreed, However, I want to pay them off and start preparing for the future. I make a good salary but a large amount goes to interest. i have Three properties and the repairs not covered by insurance cause me to used my credit cards, most repairs are completed and now I would like to get on a saving track

Monthly net income: $14000
Monthly expenses: $350
Housing: $ 2217
Insurance: $325
Car expenses: $250
Utilities: $300
Phone, cable, internet: $125
Food, entertainment: $450
Clothing, household expenses:
Credit cards and other loans: $2500
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 537903
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$10,000.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$7,000	Estimated loss*:	11.20%
Term:	36 months

Lender yield:	24.99%	Borrower rate/APR:	25.99% / 29.51%	Monthly payment:	$402.85

Lender servicing fee:	1.00%	Effective Yield*:	24.37%
		Estimated return*:	13.17%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Aug-1981	Debt/Income ratio:	Not calculated
Credit score:	700-719 (Nov-2011)	Inquiries last 6m:	1	Employment status:	Other
Now delinquent:	0	Current / open credit lines:	5 / 5	Length of status:	16y 5m
Amount delinquent:	$0	Total credit lines:	9	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$50,343	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	3	Bankcard utilization:	79%
		Homeownership:	No
Screen name:	return-broker597	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Loan needed to purchase invesment
I am a good candidate for this loan because I am never late with my payments and I have had good credit for over 20 years. I am looking to start investing in rental properties, i feel like this is perfect time for me and my family.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 537911
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$12,500.00	Prosper Rating:	A	Listing Duration:	14 days
Minimum Amount to Fund:	$8,750	Estimated loss*:	3.80%
Term:	36 months

Lender yield:	12.90%	Borrower rate/APR:	13.90% / 16.06%	Monthly payment:	$426.61

Lender servicing fee:	1.00%	Effective Yield*:	12.85%
		Estimated return*:	9.05%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	9	First credit line:	Feb-1999	Debt/Income ratio:	8%
Credit score:	720-739 (Nov-2011)	Inquiries last 6m:	4	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	7 / 6	Length of status:	3y 3m
Amount delinquent:	$0	Total credit lines:	16	Occupation:	Engineer - Electric...
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$23,287	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	59%
		Homeownership:	Yes
Screen name:	smart-benefit5	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Lending Money for Investment
Purpose of loan:
This loan and most of the money I have now will be used to buy artwork for reselling.

My financial situation:
I am a good candidate for this loan because I have stable income, own my house with good equity, live well within my income. I only have other credit card and other loans after I started investment.

Monthly net income: $4735 (after tax, 401k, etc.)
Monthly expenses: $4110
Housing: $1830
Insurance: $110
Car expenses: $0
Utilities: $150
Phone, cable, internet: $170
Food, entertainment: $500
Clothing, household expenses: $200
Credit cards and other loans: $750
Other expenses: $400
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 537921
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$7,500.00	Prosper Rating:	E	Listing Duration:	14 days
Minimum Amount to Fund:	$5,250	Estimated loss*:	14.70%
Term:	36 months

Lender yield:	30.49%	Borrower rate/APR:	31.49% / 35.13%	Monthly payment:	$324.54

Lender servicing fee:	1.00%	Effective Yield*:	29.09%
		Estimated return*:	14.39%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	Jun-1994	Debt/Income ratio:	30%
Credit score:	660-679 (Oct-2011)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	7 / 6	Length of status:	9y 1m
Amount delinquent:	$0	Total credit lines:	13	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$5,872	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	96%
		Homeownership:	No
Screen name:	pasco33	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Business expense
Purpose of loan: Start-up cost for business
This loan will be used to... pay for advertising and software

Promote B-Coder is a full service medical billing and coding company which makes every effort to meet all medical billing needs. We are strongly committed to optimizing the collections process for doctor's practices.

My financial situation:
I am a good candidate for this loan because... I am starting a new business in medical billing and coding would love to have the opportunity to provide quantity and quality service for doctors who are in need of a medical billing service.

Monthly net income: $ 1600
Monthly expenses: $ 730.91
Housing: $ 150.00
Insurance: $
Car expenses: $ 0
Utilities: $ 0
Phone, cable, internet: $ 80
Food, entertainment: $ 150
Clothing, household expenses: $ 120.00
Credit cards and other loans: $ 159.00 month
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 537925
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$2,700.00	Prosper Rating:	B	Listing Duration:	14 days
Minimum Amount to Fund:	$2,700	Estimated loss*:	5.95%
Term:	36 months

Lender yield:	16.99%	Borrower rate/APR:	17.99% / 20.20%	Monthly payment:	$97.60

Lender servicing fee:	1.00%	Effective Yield*:	16.69%
		Estimated return*:	10.74%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Jul-1991	Debt/Income ratio:	14%
Credit score:	760-779 (Nov-2011)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	3 / 3	Length of status:	7y 3m
Amount delinquent:	$0	Total credit lines:	6	Occupation:	Retail Management
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$74	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	23%
		Homeownership:	Yes
Screen name:	cash-aurora4	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
transportation needed
Purpose of loan: to enable my wife to get to work
This loan will be used to...buy vehicle

My financial situation: stable
I am a good candidate for this loan because... I am very responsible and my wife and i need to be able to get to work to allow us to keep our home and provide our children a stable lifestyle

Monthly net income: $ 3500.00
Monthly expenses: $ 2600.00
Housing: $
Insurance: $
Car expenses: $
Utilities: $
Phone, cable, internet: $
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 537957
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$10,000.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$7,000	Estimated loss*:	11.20%
Term:	36 months

Lender yield:	24.99%	Borrower rate/APR:	25.99% / 29.51%	Monthly payment:	$402.85

Lender servicing fee:	1.00%	Effective Yield*:	24.37%
		Estimated return*:	13.17%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Aug-1985	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	720-739 (Nov-2011)	Inquiries last 6m:	1	Employment status:	Self-employed
Now delinquent:	0	Current / open credit lines:	6 / 6	Length of status:	5y 2m
Amount delinquent:	$0	Total credit lines:	25	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$5,127	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	36%
		Homeownership:	No
Screen name:	sauceguy	Borrower's state:	Idaho	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Growing Food Manufacturer
Purpose of loan:
This loan will be used to...Strictly Working Capital..bridging the time gap of expenses and payments and building business credit

My financial situation:
I am a good candidate for this loan because...I am currently servicing over 60 retail stores in multiple states with 5 products and adding 3 more in the coming months. My products continue to grow in popularity and I'm poised for possible distribution with a brokerage interested in expanding my exposure well beyond my market area including the entire Northwest US region, Southwest and beyond but cannot obtain a bank loan at this time due to the lack of personal collateral.

Monthly net income: $
Monthly expenses: $
Housing: $
Insurance: $
Car expenses: $
Utilities: $
Phone, cable, internet: $
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 537959
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$2,000.00	Prosper Rating:	AA	Listing Duration:	14 days
Minimum Amount to Fund:	$2,000	Estimated loss*:	0.85%
Term:	12 months

Lender yield:	4.65%	Borrower rate/APR:	5.65% / 6.59%	Monthly payment:	$171.81

Lender servicing fee:	1.00%	Effective Yield*:	4.66%
		Estimated return*:	3.81%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	10	First credit line:	Sep-1998	Debt/Income ratio:	5%
Credit score:	800-819 (Nov-2011)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	9 / 5	Length of status:	10y 4m
Amount delinquent:	$0	Total credit lines:	48	Occupation:	Analyst
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$13,712	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	30%
		Homeownership:	Yes
Screen name:	utvols61	Borrower's state:	Virginia	Borrower's group:	Capitalist's Brain
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	1 ( 100% )	800-819 (Latest)
Principal borrowed:	$5,000.00	< 31 days late:	0 ( 0% )	740-759 (Sep-2006) 780-799 (Jun-2006)
Principal balance:	$0.00	31+ days late:	0 ( 0% )
Total payments billed:	1
Description
Home Improvement Loan
Purpose of loan:
This loan will be used to do various home improvements that are on my honey do list.

My financial situation:
I am a good candidate for this loan because I've never missed a payment on anything, ever. I have been in my job for 9.5 years. I have very little debt.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 537965
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$8,500.00	Prosper Rating:	A	Listing Duration:	14 days
Minimum Amount to Fund:	$5,950	Estimated loss*:	3.80%
Term:	36 months

Lender yield:	12.90%	Borrower rate/APR:	13.90% / 16.06%	Monthly payment:	$290.10

Lender servicing fee:	1.00%	Effective Yield*:	12.85%
		Estimated return*:	9.05%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	9	First credit line:	Jul-1990	Debt/Income ratio:	5%
Credit score:	720-739 (Nov-2011)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	4 / 4	Length of status:	12y 3m
Amount delinquent:	$0	Total credit lines:	26	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$6,033	Stated income:	$100,000+
Delinquencies in last 7y:	13	Bankcard utilization:	74%
		Homeownership:	Yes
Screen name:	dmdnbrooks	Borrower's state:	Florida	Borrower's group:	FUTURE FINANCIAL FREEDOM 1
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Credit Card payoff
Purpose of loan:
This loan will be used to...
pay off credit card debt.
My financial situation:
I am a good candidate for this loan because...

I always pay my bills
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 537977
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,500.00	Prosper Rating:	E	Listing Duration:	14 days
Minimum Amount to Fund:	$3,150	Estimated loss*:	14.90%
Term:	36 months

Lender yield:	30.60%	Borrower rate/APR:	31.60% / 35.24%	Monthly payment:	$195.00

Lender servicing fee:	1.00%	Effective Yield*:	29.20%
		Estimated return*:	14.30%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	2	First credit line:	Feb-1990	Debt/Income ratio:	23%
Credit score:	640-659 (Oct-2011)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	1	Current / open credit lines:	6 / 5	Length of status:	0y 8m
Amount delinquent:	$644	Total credit lines:	28	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$1,471	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	20%
		Homeownership:	Yes
Screen name:	mystical-return479	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	7 ( 100% )	640-659 (Latest)
Principal borrowed:	$5,500.00	< 31 days late:	0 ( 0% )	700-719 (Aug-2010)
Principal balance:	$0.00	31+ days late:	0 ( 0% )
Total payments billed:	7
Description
Second Prosper Loan! for Business
Purpose of loan:

This loan will be used to...To help fund my technology consulting business

My financial situation:
I am a good candidate for this loan because... I paid off my first prosper loan within 6 months.

Monthly net income: $ 3700
Monthly expenses: $
Housing: $ 600
Insurance: $100
Car expenses: $325
Utilities: $ 100
Phone, cable, internet: $50
Food, entertainment: $200
Clothing, household expenses: $100
Credit cards and other loans: $ 50
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 537989
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$2,500.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$2,500	Estimated loss*:	10.70%
Term:	12 months

Lender yield:	23.99%	Borrower rate/APR:	24.99% / 34.11%	Monthly payment:	$237.60

Lender servicing fee:	1.00%	Effective Yield*:	23.40%
		Estimated return*:	12.70%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Oct-2003	Debt/Income ratio:	20%
Credit score:	640-659 (Nov-2011)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	6 / 5	Length of status:	12y 2m
Amount delinquent:	$0	Total credit lines:	10	Occupation:	Teacher
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$3,115	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	94%
		Homeownership:	No
Screen name:	poetic-dedication38	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
MAMMOTH
Purpose of loan: HOME IMPROVEMENT
This loan will be used to... RENNOVATE A DAMAGED HOME

My financial situation: CURRENTLY IN STABLE CONDITION
I am a good candidate for this loan because... IM KNOWN FOR BEING VERY RELIABLE

Monthly net income: $3900
Monthly expenses: $1200
Housing: $720
Insurance: $210
Car expenses: $150
Utilities: $80
Phone, cable, internet: $120
Food, entertainment: $90
Clothing, household expenses: $180
Credit cards and other loans: $110
Other expenses: $130
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 537991
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$10,000.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$7,000	Estimated loss*:	11.20%
Term:	36 months

Lender yield:	24.99%	Borrower rate/APR:	25.99% / 29.51%	Monthly payment:	$402.85

Lender servicing fee:	1.00%	Effective Yield*:	24.37%
		Estimated return*:	13.17%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Nov-1987	Debt/Income ratio:	12%
Credit score:	720-739 (Nov-2011)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	2	Current / open credit lines:	2 / 2	Length of status:	0y 4m
Amount delinquent:	$100	Total credit lines:	18	Occupation:	Professional
Public records last 12m / 10y:	0/ 3	Revolving credit balance:	$0	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	11	Bankcard utilization:	0%
		Homeownership:	No
Screen name:	glowing-worth2	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Desperate for loan to pay back tax
I am gainfully employed and earn $92,000 in salaried income with gross income at $7700 per month, $4414 net. I am in need of a loan to pay back taxes from when I was self-employed.

I will pay back the loan at whatever interest rate the market will bear. I am able to pay this as I have no other outstanding payments except student loans at $551 per month, mortgage (my share is $1,045 - I co-own with my wife, but this proposed loan is my name only), and OneMain at $140 per month.

I desperately am trying to get back on my feet after past years of bad credit history, but I am truly working things out.

Please help as best you can.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 538009
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$13,000.00	Prosper Rating:	B	Listing Duration:	14 days
Minimum Amount to Fund:	$9,100	Estimated loss*:	5.95%
Term:	36 months

Lender yield:	16.99%	Borrower rate/APR:	17.99% / 20.20%	Monthly payment:	$469.92

Lender servicing fee:	1.00%	Effective Yield*:	16.69%
		Estimated return*:	10.74%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Jan-1997	Debt/Income ratio:	20%
Credit score:	680-699 (Nov-2011)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	1	Current / open credit lines:	14 / 13	Length of status:	4y 10m
Amount delinquent:	$13,956	Total credit lines:	41	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$14,676	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	77%
		Homeownership:	No
Screen name:	auction-innovator755	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Personal Loan
Purpose of loan: Personal
This loan will be used to...
Pay credit card
My financial situation: Chase
I am a good candidate for this loan because...
Solid employer and employee

Monthly net income: $7200
Monthly expenses: $5000
Housing: $1300
Insurance: $400
Car expenses: $200
Utilities: $200
Phone, cable, internet: $100
Food, entertainment: $600
Clothing, household expenses: $150
Credit cards and other loans: $28000
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 538011
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$10,000.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$7,000	Estimated loss*:	11.20%
Term:	36 months

Lender yield:	24.99%	Borrower rate/APR:	25.99% / 29.51%	Monthly payment:	$402.85

Lender servicing fee:	1.00%	Effective Yield*:	24.37%
		Estimated return*:	13.17%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Aug-2004	Debt/Income ratio:	46%
Credit score:	640-659 (Nov-2011)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	8 / 6	Length of status:	0y 1m
Amount delinquent:	$0	Total credit lines:	26	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$7,500	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	54%
		Homeownership:	Yes
Screen name:	sparkling-loyalty2	Borrower's state:	Nevada	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt Consolidation
Purpose of loan: Debt Consolidation
This loan will be used to consolidate debt

My financial situation: Fully employed
I am a good candidate for this loan because I am fully employed and cabable of paying this loan.

Monthly net income: $ 2480
Monthly expenses: $1101.00
Housing: $425
Insurance: $102.96
Car expenses: $0
Utilities: $0
Phone, cable, internet: $250.00
Food, entertainment: $0
Clothing, household expenses: $0
Credit cards and other loans: $324
Other expenses: $0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 538013
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$9,500.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$6,650	Estimated loss*:	11.20%
Term:	36 months

Lender yield:	24.99%	Borrower rate/APR:	25.99% / 29.51%	Monthly payment:	$382.71

Lender servicing fee:	1.00%	Effective Yield*:	24.37%
		Estimated return*:	13.17%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	May-1993	Debt/Income ratio:	Not calculated
Credit score:	740-759 (Nov-2011)	Inquiries last 6m:	3	Employment status:	Not employed
Now delinquent:	0	Current / open credit lines:	8 / 7	Length of status:	1y 0m
Amount delinquent:	$0	Total credit lines:	22	Stated income:	Not employed
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$9,461
Delinquencies in last 7y:	0	Bankcard utilization:	52%
		Homeownership:	No
Screen name:	camaraderi-galaxy6	Borrower's state:	Colorado	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
debts
Purpose of loan: pay off credit cards
This loan will be used to...

My financial situation: retired military
I am a good candidate for this loan because...not behind on payments

Monthly net income: $2576.00
Monthly expenses: $2400.00
Housing: $750.00
Insurance: $147.00
Car expenses: $542.00
Utilities: $0.00
Phone, cable, internet: $135.00
Food, entertainment: $200.00
Clothing, household expenses: $20.00
Credit cards and other loans: $500.00
Other expenses: $0.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 538023
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$7,800.00	Prosper Rating:	A	Listing Duration:	14 days
Minimum Amount to Fund:	$5,460	Estimated loss*:	3.80%
Term:	36 months

Lender yield:	12.90%	Borrower rate/APR:	13.90% / 16.06%	Monthly payment:	$266.21

Lender servicing fee:	1.00%	Effective Yield*:	12.85%
		Estimated return*:	9.05%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Mar-2001	Debt/Income ratio:	20%
Credit score:	780-799 (Nov-2011)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	1	Current / open credit lines:	11 / 7	Length of status:	20y 8m
Amount delinquent:	$0	Total credit lines:	26	Occupation:	Flight Attendant
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$3,238	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	20	Bankcard utilization:	13%
		Homeownership:	Yes
Screen name:	best-blissful-agreement	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
monster
Purpose of loan: invest
This loan will be used to...put in too a work bowl to recieve dubble the amount

My financial situation: its great
I am a good candidate for this loan because...i never been in debit, also aways on time with my bill
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 538057
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,500.00	Prosper Rating:	E	Listing Duration:	14 days
Minimum Amount to Fund:	$3,150	Estimated loss*:	14.90%
Term:	36 months

Lender yield:	30.60%	Borrower rate/APR:	31.60% / 35.24%	Monthly payment:	$195.00

Lender servicing fee:	1.00%	Effective Yield*:	29.20%
		Estimated return*:	14.30%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	2	First credit line:	Nov-1986	Debt/Income ratio:	24%
Credit score:	620-639 (Nov-2011)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	4	Current / open credit lines:	4 / 4	Length of status:	0y 4m
Amount delinquent:	$2,994	Total credit lines:	21	Occupation:	Retail Management
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$1,575	Stated income:	$1-$24,999
Delinquencies in last 7y:	15	Bankcard utilization:	67%
		Homeownership:	No
Screen name:	MLGrimm	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	29 ( 83% )	620-639 (Latest)
Principal borrowed:	$1,500.00	< 31 days late:	6 ( 17% )	580-599 (Mar-2007) 600-619 (Feb-2007)
Principal balance:	$0.07	31+ days late:	0 ( 0% )
Total payments billed:	35
Description
Consolidating bills into 1 payment
Purpose of loan:
This loan will be used to...Consolidate all my bills into 1 monthly or bi-monthly payment.

My financial situation:
I am a good candidate for this loan because...I have ample income to pay this back. I am secure in the job I have and the position I hold. I have no housing or utility costs as these are part of my wage package.

Monthly net income: $1200
Monthly expenses: $100
Housing: $0.00-part of salary
Insurance: $36.00
Car expenses: $0
Utilities: $0-part of salary
Phone, cable, internet: $0-part of salary
Food, entertainment: $150
Clothing, household expenses: $50
Credit cards and other loans: $250.00
Other expenses: $
Information in the Description is not verified.